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                             PEGASUS COMMUNICATIONS

                           2005 EQUITY INCENTIVE PLAN




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                                TABLE OF CONTENTS
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1.       Purpose.................................................................................................1

2.       Definitions.............................................................................................1

                  (a)      "Award"...............................................................................1

                  (b)      "Award Agreement".....................................................................1

                  (c)      "Board"...............................................................................1

                  (d)      "Bonus Stock".........................................................................1

                  (e)      "Cause"...............................................................................1

                  (f)      "Code"................................................................................1

                  (g)      "Committee"...........................................................................2

                  (h)      "Company".............................................................................2

                  (i)      "Contract Date".......................................................................2

                  (j)      "Contract Stock"......................................................................2

                  (k)      "Disability"..........................................................................2

                  (l)      "Dividend Equivalent Right"...........................................................2

                  (m)      "Exchange Act"........................................................................2

                  (n)      "Fair Market Value"...................................................................2

                  (o)      "ISO".................................................................................3

                  (p)      "Management Committee"................................................................3

                  (q)       "More-Than-10-Percent Shareholder"...................................................3

                  (r)      "NQSO"................................................................................3

                  (s)      "Option"..............................................................................3

                  (t)      "Participant".........................................................................3

                  (u)      "Performance Stock"...................................................................3

                  (v)      "Performance Goals"...................................................................3

                  (w)      "Plan"................................................................................3

                  (x)      "Plan Administrator"..................................................................4

                  (y)      "Related Corporation".................................................................4

                  (z)      "Restricted Stock"....................................................................4

                  (aa)     "Restricted Stock Unit"...............................................................4

                  (bb)     "Securities Act"......................................................................4

                  (cc)     "Shares"..............................................................................4

                  (dd)     "Stock Appreciation Right"............................................................4

3.       Administration .........................................................................................4
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4.       Effective Date and Term of Plan.........................................................................6

                  (a)      Effective Date........................................................................6

                  (b)      Term of Plan for ISOs.................................................................6

5.       Shares Subject to the Plan..............................................................................6

6.       Eligibility.............................................................................................6

7.       Types of Awards.........................................................................................6

         7.1      Options........................................................................................6

                  (a)      Kinds of Options......................................................................6

                  (b)      $100,000 Limit........................................................................7

                  (c)      Exercise Price........................................................................7

                  (d)      Term of Options.......................................................................7

                  (e)      Exercise of Options...................................................................7

                  (f)      Payment for Shares....................................................................7

         7.2      Stock Appreciation Rights......................................................................8

                  (a)      Grant of Stock Appreciation Rights....................................................8

                  (b)      Nature of Exercisable SARs............................................................8

                  (d)      Vesting of Stock Appreciation Rights..................................................9

         7.3      Restricted Stock...............................................................................9

                  (a)      General Requirements..................................................................9

                  (b)      Rights as a Stockholder...............................................................9

                  (c)      Restrictions..........................................................................9

                  (d)      Notice of Tax Election................................................................9

                  (e)      Dividend Rights.......................................................................9

         7.4      Restricted Stock Units........................................................................10

                  (a)      Grant................................................................................10

                  (b)      Nature of Restricted Stock Units.....................................................10

                  (c)      Payment of Restricted Stock Units....................................................10

                  (d)      Dividend Equivalent Rights...........................................................10

         7.5      Performance Stock; Performance Goals..........................................................10

                  (a)      Grant................................................................................10

                  (b)      Nature of Performance Stock..........................................................10

                  (c)      Performance Period and Performance Goals.............................................10

                  (d)      Delivery of Performance Stock........................................................11

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                                TABLE OF CONTENTS
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         7.6      Contract Stock................................................................................11

                  (a)      Grant................................................................................11

                  (b)      Contract Date........................................................................11

                  (c)      Delivery of Contract Stock...........................................................11

         7.7      Bonus Stock...................................................................................11

         7.8      Dividend Equivalent Rights....................................................................11

8.       Events Affecting Outstanding Awards....................................................................12

         8.1      Termination of Service (Other Than by Death or Disability)....................................12

         8.2      Death or Disability...........................................................................12

         8.3      Capital Adjustments...........................................................................13

         8.4      Certain Corporate Transactions................................................................13

9.       Amendment or Termination of the Plan...................................................................14

                  (a)      In General...........................................................................14

                  (b)      Manner of Shareholder Approval.......................................................15

10.      Miscellaneous..........................................................................................15

         10.1     Documentation of Awards.......................................................................15

         10.2     Rights as a Stockholder.......................................................................15

         10.3     Conditions on Delivery of Shares..............................................................15

         10.4     Registration and Listing of Shares............................................................16

         10.5     Compliance with Rule 16b-3....................................................................16

         10.6     Tax Withholding...............................................................................16

                  (a)      Obligation to Withhold...............................................................16

                  (b)      Election to Withhold Shares..........................................................16

         10.7     Transferability of Awards.....................................................................16

         10.8     Registration..................................................................................17

         10.9     Acquisitions..................................................................................17

         10.10    Replacement of Outstanding Options............................................................17

         10.11    Employment/Service Rights.....................................................................17

         10.12    Indemnification of Board Committee and Management Committee...................................17

         10.13    Application of Funds..........................................................................18

         10.14    Governing Law.................................................................................18

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                                     -iii-
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                             PEGASUS COMMUNICATIONS

                           2005 EQUITY INCENTIVE PLAN


         WHEREAS, Pegasus Communications Corporation (the "Company") desires to have the ability to award certain equity-based benefits to certain of the employees, consultants and directors of the Company and its affiliates;

         NOW, THEREFORE, the Pegasus Communications 2005 Equity Incentive Plan is hereby adopted under the following terms and conditions:

     1. Purpose. The Plan is intended to provide a means whereby the Company may grant ISOs to employees, and grant NQSOs, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Contract Stock, Bonus Stock and Dividend Equivalent Rights to employees, consultants and directors. Thereby, the Company expects to attract and retain such individuals and to motivate them to exercise their best efforts on behalf of the Company and its affiliates.

     2. Definitions

         (a) "Award" shall mean ISOs, NQSOs, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Contract Stock, Bonus Stock and/or Dividend Equivalent Rights awarded by the Plan Administrator to a Participant.

         (b) "Award Agreement" shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "Bonus Stock" shall mean an Award that entitles the recipient to receive Shares without payment, as a bonus.

         (e) "Cause" shall mean the Company or an affiliate having cause to terminate a Participant's employment or service under any existing employment or any other agreement between the Participant and the Company or an affiliate or, in the absence of such an agreement, upon (i) the determination by the Plan Administrator that the Participant has ceased to perform his duties to the Company or an affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Plan Administrator's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an affiliate or (iii) the Participant having been convicted of a felony.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean the administrator of the Plan with respect to Awards to executive officers and directors, which shall be a committee of the Board, or the Board, in accordance with Section 3(a).

         (h) "Company" shall mean Pegasus Communications Corporation, a Delaware corporation.

         (i) "Contract Date" shall mean the date specified in the Award Agreement on which a Participant is entitled to receive Contract Stock, provided he or she is still providing services to the Company or an affiliate on such date.

         (j) "Contract Stock" shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Company or a Related Corporation as of a future date specified in the Award Agreement.

         (k) "Disability" shall mean separation from service as a result of a Participant's "permanent and total disability," as defined in section 22(e)(3) of the Code.

         (l) "Dividend Equivalent Right" shall mean an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another Award granted to the Participant had such Shares been outstanding.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" shall mean the following, arrived at by a good faith determination of the Plan Administrator.

             (1) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the closing price on the last trading day before such date; or

             (2) if there are no such sales of Shares on the last trading day before the date of grant (or the last trading day before such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such trading day, the weighted average of the closing prices on the nearest date before and the nearest date after such trading day on which there were such sales; or

             (3) if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on the last trading day before such date as reported by the National Quotation Bureau; or

             (4) if paragraphs (1) through (3) above are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

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Where the Fair Market Value of Shares is determined under paragraph (2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day before the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. ss.20.2031-2(b)(1) or any successor thereto.

         (o) "ISO" shall mean an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

         (p) "Management Committee" shall mean the committee authorized pursuant to Section 3(b) to administer the Plan with respect to Participants who are not executive officers or directors.

         (q) "More-Than-10-Percent Shareholder" shall mean any individual who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Company or of a Related Corporation.

         (r) "NQSO" shall mean an Option that, at the time such Option is granted to a Participant does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

         (s) "Option" is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

         (t) "Participant" shall mean an employee, consultant or director of the Company or an affiliate who has been granted an Award under the Plan.

         (u) "Performance Stock" shall mean an Award that entitles the recipient to receive Shares, cash equal to the Fair Market Value of such Shares, or a combination thereof, as set forth in the Award Agreement without payment, following the attainment of designated Performance Goals.

         (v) "Performance Goals" shall mean goals deemed by the Committee to be important to the success of the Company or any of its Related Corporations and established with respect to an Award. In creating these measures, the Committee shall use one or more of the following business criteria: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, net revenue per shipment, net revenue growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality, households/businesses served, revenue mix by business segment (e.g., voice, data, consumer, SOHO, small to medium business enterprise), revenue, ARPU, subscriber acquisition cost, subscriber acquisition cost per sub, network reliability, customer satisfaction, and churn. The business criteria may be expressed in absolute terms or relative to the performance of other companies or an index.

         (w) "Plan" shall mean the Pegasus Communications 2005 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

         (x) "Plan Administrator" shall mean (1) with respect to Awards to executive officers or directors, the Committee; and (2) with respect to Awards to Participants who are not executive officers or directors, the Management Committee.

         (y) "Related Corporation" shall mean either a "subsidiary corporation" of the Company (if any), as defined in section 424(f) of the Code, or the "parent corporation" of the Company (if any), as defined in section 424(e) of the Code.

         (z) "Restricted Stock" shall mean an Award that grants the recipient Shares subject to whatever restrictions are determined by the Plan Administrator.

         (aa) "Restricted Stock Unit" shall mean an Award that entitles the recipient to one Share, or cash equal to the Fair Market Value of such Share, or a combination thereof, as set forth in the Award Agreement subject to whatever restrictions are determined by the Plan Administrator.

         (bb) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (cc) "Shares" shall mean shares of Class A common stock or non-voting common stock of the Company as determined by the Plan Administrator.

         (dd) "Stock Appreciation Right" shall mean an Award entitling the recipient upon exercise or vesting an amount, in Shares or cash, determined by reference to appreciation in Share value.

     3. Administration

         (a) With respect to Awards to executive officers and directors, the Plan shall be administered:

             (1) by a committee, which shall consist of not fewer than two directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Board, taking into consideration the rules under Section 16(b) of the Exchange Act and Section 162 (m) of the Code; or

             (2) in the event a committee has not been established in accordance with paragraph (1), by the entire Board.

Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company.

         (b) With respect to Awards to Participants who are not executive officers or directors, the Plan shall be administered by the Management Committee, except as otherwise provided herein, except that the Committee is authorized to act on any matter as to which the Management Committee has authority to act. Members of the Management Committee shall be selected by, and shall serve at the pleasure of, the Committee or the Board.

         (c) Each Plan Administrator, within the scope of its authority under subsection (a) and (b), shall have the authority:

             (1) to select the employees, consultants and directors of the Company or an affiliate to be granted Awards under the Plan and to grant such Awards at such time or times as it may choose;

             (2) to determine the type and size of each Award, including the number of Shares subject to the Award; and

             (3) to determine the terms and conditions of each Award;

         (d) The Committee shall have the authority:

             (1) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (i) lower the exercise price of any Option, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;

             (2) to adopt, amend and rescind rules and regulations for the administration of the Plan;

             (3) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it; and

             (4) to adopt such modifications, amendments, procedures, sub-plans and the like which may be inconsistent with the provisions of the Plan, as may be necessary to comply with the laws and regulations of other countries in which the Company and its Related Corporations operate in order to assure the viability of Awards granted under the Plan to individuals in such other countries.

         (e) Determinations and actions of the Plan Administrator under subsection (c) or of the Committee under subsection (d), and all other determinations and actions of the applicable Plan Administrator made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in subsection (c) or (d) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

     4. Effective Date and Term of Plan

         (a) Effective Date. The Plan, having been adopted by the Board on August 18, 2005, shall become effective on that date, but subject to the approval of the stockholders of the Company pursuant to Section 9(b). Awards may be granted under the Plan before such stockholder approval (but after the Board's adoption of the Plan), subject to such stockholder approval.

         (b) Term of Plan for ISOs. No ISO may be granted under the Plan after August 17, 2015, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

     5. Shares Subject to the Plan

         (a) Limits. The aggregate number of Shares that may be delivered under the Plan is 2,500,000. The aggregate number of Shares that may be delivered under the Plan with respect to ISOs is 2,500,000. Further, no Participant shall receive Options or Stock Appreciation Rights for more than 1,000,000 Shares each during any calendar year, or more than 1,000,000 Dividend Equivalent Rights during any calendar year. Finally, no Participant shall receive Awards (inclusive of Options and Stock Appreciation Rights) covering more than 1,000,000 Shares in any calendar.

         (b) Special Rules. The limits set forth in subsection (a) above shall be subject to the adjustments described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares still subject to an Option which expires or otherwise terminates for any reason whatsoever (including, without limitation, the surrender thereof) without having been exercised in full, any Shares still subject to an Award that is forfeited, any Shares withheld for the payment of taxes with respect to an Award, and the Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option or Stock Appreciation Right is cancelled, the Shares covered by the cancelled Option and/or Stock Appreciation Right shall be counted against the maximum number of Shares specified in Section 5(a) above for which Options and Stock Appreciation Rights may be granted to an employee in any calendar year.

     6. Eligibility. Except as otherwise provided, employees, consultants and directors of the Company or an affiliate shall be eligible to receive Awards under the Plan. More than one Award may be granted to a employee, consultant or director under the Plan

     7. Types of Awards

     7.1 Options

         (a) Kinds of Options. Both ISOs and NQSOs may be granted under the Plan. NQSOs may be granted to an employee, consultant or director of the Company or an affiliate. ISOs may only be granted to employees of the Company or of a Related Corporation. Once an ISO has been granted, no action by the Plan

Administrator that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

         (b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to an employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

         (c) Exercise Price. The exercise price of an Option shall be determined by the Plan Administrator, subject to the following:

             (i) The exercise price of an ISO shall not be less than the greater of (A) 100 percent (110 percent in the case of an ISO granted to a More-Than-10-Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.

             (ii) The exercise price of an NQSO shall not be less than the greater of (A) 100 percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.

         (d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More-Than-10-Percent Shareholder), from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

         (e) Exercise of Options. An Option shall become exercisable at such time or times, and on such conditions, as the Plan Administrator may specify. Except with respect to Options that become exercisable upon the attainment of Performance Goals, the Plan Administrator may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper individual, and delivered or mailed to the Company, accompanied by (i) any other documents required by the Plan Administrator and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Plan Administrator and described in subsection (f)(iii) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         (f) Payment for Shares. The Award Agreement shall set forth, from among the following alternatives, how the exercise price is to be paid:

             (i) in cash or by check (acceptable to the Plan Administrator), bank draft, or money order payable to the order of the Company;

             (ii) unless prohibited by guidance issued under Section 409A of the Code, in Shares previously acquired by the Participant; provided, however, that if such Shares were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, such Shares have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Shares were acquired through the exercise of an NQSO and are used to pay the Option price of an ISO, or if such Shares were acquired through the exercise of an ISO or an NQSO and are used to pay the Option price of an NQSO, such Shares have been held by the Participant for such period of time as may be required, if applicable, to be considered "mature" Shares for purposes of accounting treatment;

             (iii) with the contemporaneous consent of the Plan Administrator, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option (in no event shall any part of such transaction constitute a loan from the Company or an affiliate to the Participant); or

             (iv) by any combination of the above-listed forms of payment.

If the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

     7.2 Stock Appreciation Rights

         (a) Grant of Stock Appreciation Rights. The Plan Administrator may grant Stock Appreciation Rights to any employee, consultant or director of the Company or an affiliate. The Plan Administrator may grant Stock Appreciation Rights that are payable upon a Participant's exercise of his or her Award (an "Exercisable SAR") or that are payable upon the vesting of his or her Award (a "Vesting SAR").

         (b) Nature of Exercisable SARs. An Exercisable SAR entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is vested, the excess of the Share's Fair Market Value on the date of exercise over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in Shares.

     A Participant may exercise his or her Exercisable SAR at any time after it vests and prior to its termination.

         (c) Nature of Vesting SARs. A Vesting SAR entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is vested, the excess of the Share's Fair Market Value on the date of vesting over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in cash as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Stock Appreciation

Rights are no longer subject to a substantial risk of forfeiture (as defined in Section 409A of the Code) unless the Plan Administrator has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

         (d) Vesting of Stock Appreciation Rights. A Stock Appreciation Right shall vest at such time or times, and on such conditions, as the Plan Administrator may specify in the Award Agreement. Except with respect to Stock Appreciation Rights that vest upon the attainment of Performance Goals, the Plan Administrator may at any time accelerate the vesting of a Stock Appreciation Right.

     7.3 Restricted Stock

         (a) General Requirements. The Plan Administrator may issue or transfer Restricted Stock (for any or no consideration) to any employee, consultant or director of the Company or an affiliate.

         (b) Rights as a Stockholder. Unless the Plan Administrator determines otherwise, a Participant who receives Restricted Stock shall have certain rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights (in accordance with subsection (e), below), subject to the restrictions described in subsection (c) below and any other conditions imposed by the Plan Administrator at the time of grant. Unless the Plan Administrator determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such Shares are free of all restrictions under the Plan.

         (c) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee of any of the Company and its Related Corporations for any reason, must be forfeited to the Company. These restrictions will lapse at such time or times, and on such conditions, as the Plan Administrator may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Stock for purposes of the Plan. Except with respect to Shares of Restricted Stock that contain restrictions that lapse upon the attainment of Performance Goals, the Plan Administrator may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

         (d) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

         (e) Dividend Rights. Dividends payable with respect to dividend rights attributable to a Restricted Stock Award shall accumulate without interest (and be held by the Company) and shall vest at the same time as the Shares attributable to the Restricted Stock Award vest. Once vested, such dividends will be paid to the Participant as soon as practicable after, but not later than March 15 of the calendar year beginning after, the date the dividends are no longer subject to a substantial risk of forfeiture (as defined under Section

409A of the Code) unless the Plan Administrator has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

     7.4 Restricted Stock Units

         (a) Grant. The Plan Administrator may grant Restricted Stock Units to any employee, consultant or director of the Company or an affiliate.

         (b) Nature of Restricted Stock Units. A Restricted Stock Unit entitles the Participant to receive, with respect to each vested Restricted Stock Unit, one Share of the Company, cash equal to the Fair Market Value of such Share, or a combination thereof, as set forth in the Award Agreement.

         (c) Payment of Restricted Stock Units. Payment with respect to Restricted Stock Units shall be made, in Shares or cash, as applicable, shall be delivered as soon as practicable after, but not later than March 15 of the calendar year beginning after, the date the Restricted Stock Units are no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code) unless the Plan Administrator has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

         (d) Dividend Equivalent Rights. A Participant who receives a Restricted Stock Unit shall not have voting and dividend rights with respect to such Restricted Stock Unit. However, a Participant will have Dividend Equivalent Rights on Restricted Stock Units, entitling the Participant to receive the value of any cash dividends paid on Shares represented by the Participant's Restricted Stock Units. Such Dividend Equivalent Rights shall accumulate (without interest) and shall vest at the same time as the Restricted Stock Units vest to which the Dividend Equivalent Rights relate. Once vested such Dividend Equivalent Rights shall be paid to the Participant as soon as practicable after, but no later than March 15 of the calendar year beginning after, the Dividend Equivalent Rights are no longer subject to a substantial risk of forfeiture (as defined under Section 409A of the Code) unless the Plan Administrator has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

     7.5 Performance Stock; Performance Goals

         (a) Grant. The Plan Administrator may grant Performance Stock to any employee, consultant or director of the Company or an affiliate, conditioned upon the meeting of designated Performance Goals. The Plan Administrator shall determine the number of Shares of Performance Stock to be granted.

         (b) Nature of Performance Stock. An Award of Performance Stock entitles the recipient, to the extent the performance goals are met, to receive Shares, cash equal to the Fair Market Value of such Shares, or a combination thereof, as set forth in the Award Agreement.

         (c) Performance Period and Performance Goals. When Performance Stock is granted, the Plan Administrator shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Plan Administrator deems appropriate.

         (d) Delivery of Performance Stock. At the end of each performance period, the Plan Administrator shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares (or cash), if any, to be delivered with respect to the Award. Provided that the Plan Administrator determines that the performance goals and other conditions have been met, Shares or cash, as applicable, shall be delivered as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Performance Stock is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code), unless the Plan Administrator has specified a later payment date (in accordance with Section
409A) in the Award Agreement.

     7.6 Contract Stock

         (a) Grant. The Plan Administrator may grant Contract Stock to any employee, consultant or director of the Company or an affiliate, conditioned upon the Participant's continued provision of services to the Company and its affiliates through the date specified in the Award Agreement. The Plan Administrator shall determine the number of Shares of Contract Stock to be granted.

         (b) Contract Date. When Contract Stock is granted, the Plan Administrator shall establish the Contract Date on which the Contract Stock shall be delivered to the Participant, provided the Participant is still providing services to the Company and its affiliates on such date.

         (c) Delivery of Contract Stock. If the Participant is still providing services to the Company and its affiliates as of the Contract Date, the Plan Administrator shall cause the Contract Stock to be delivered to the Participant in accordance with the terms of the Award Agreement. Shares shall be delivered as soon as practicable after, but no later than March 15 of the calendar years beginning after, the date the Contract Stock is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code) (i.e., the Contract Date), unless the Plan Administrator has specified a later payment date (in accordance with Section 409A) in the Award Agreement.

     7.7 Bonus Stock. The Plan Administrator may grant Bonus Stock to an employee, consultant or director of the Company or an affiliate as a bonus to the individual for service to the Company and its affiliates. The Plan Administrator shall determine the number of Shares of Bonus Stock to be granted. Bonus Stock shall be delivered to the Participant as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Bonus Stock is granted to the participant.

     7.8 Dividend Equivalent Rights. The Plan Administrator may provide for payment (in Shares, cash or other benefit as set forth in the Award Agreement) to an employee, consultant or director of the Company or an affiliate of Dividend Equivalent Rights. Benefits payable with respect to Dividend Equivalent Rights shall accumulate without interest (and shall be held by the Company) and such Dividend Equivalent Rights shall vest in accordance with the vesting schedule in the Award Agreement. Dividend Equivalent Rights shall be paid to the Participant as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Dividend Equivalent Rights are no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code), unless the Plan Administrator has specified a later payment date (in accordance with Section 409A) in the Award Agreement.

     8. Events Affecting Outstanding Awards

     8.1 Termination of Service (Other Than by Death or Disability). If a Participant ceases to be an employee, consultant or director of any of the Company and its affiliates (Related Corporations for purposes of ISOs) for any reason other than death or Disability, the following shall apply:

         (a) Options and Exercisable SARs. Except as otherwise determined by the Plan Administrator and except in the event the Participant terminates for Cause, all Options and Exercisable SARs held by the Participant that were not exercisable immediately before the Participant's termination of service shall terminate at that time. Any Options and Exercisable SARs that were exercisable immediately before the termination of service will continue to be exercisable for three months (or for such longer period as the Plan Administrator may determine), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than three months if termination of service occurs in specific circumstances. In no event, however, shall an Option or Exercisable SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Plan Administrator. In the event the Participant terminates service for Cause, all Options and Exercisable SARs held by the Participant (whether or not they are exercisable) shall terminate at that time.

         (b) Restricted Stock. Except as otherwise determined by the Plan Administrator, all Restricted Stock held by the Participant to which the Participant was not irrevocably entitled at the time of termination of service must be transferred to the Company (and, if the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with
Section 7.3.

         (c) Other Awards. Except as otherwise determined by the Plan Administrator, all Vesting SARs, Restricted Stock Units, Performance Stock, Contract Stock and Dividend Equivalent Rights to which the Participant was not irrevocably entitled before the termination of service shall be forfeited and the Award canceled as of the date of such termination of service.

     8.2 Death or Disability. If a Participant dies or incurs a Disability, the following shall apply:

         (a) Options and Exercisable SARs. Except as otherwise determined by the Plan Administrator, all Options and Exercisable SARs held by the Participant immediately before death or Disability, as the case may be, to the extent then exercisable, may be exercised by the Participant or by the Participant's legal representative (in the case of Disability), or by the Participant's executor or administrator or by the individual(s) to whom the Option or Exercisable SARs is transferred by will or the laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death or Disability (or such shorter or longer period as the Plan Administrator may determine), and shall thereupon terminate. In no event, however, shall an Option or Exercisable SARs remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. Except as otherwise determined by the Plan Administrator, all Options and Exercisable SARs held by a Participant immediately before death or Disability that are not then exercisable shall terminate at the date of death or Disability.

         (b) Restricted Stock. Except as otherwise determined by the Plan Administrator, all Restricted Stock held by the Participant at the date of death or Disability, as the case may be, must be transferred to the Company (and, if the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

         (c) Other Awards. Except as otherwise determined by the Plan Administrator, all Vesting SARs, Restricted Stock Units, Performance Stock, Contract Stock and Dividend Equivalent Rights to which the Participant was not irrevocably entitled before death or Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or Disability.

     8.3 Capital Adjustments. The maximum number of Shares that may be delivered under the Plan (including the number of Shares that may be delivered with respect to ISOs), and the maximum number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Stock may be granted to any Participant under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), stock dividend, or similar change in the capitalization of the Company.

     8.4 Certain Corporate Transactions

         (a) If a corporate transaction of a kind to which Section 424(a) of the Code applies occurs (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that if a corporate transaction is proposed, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options and

Exercisable SARs, the Committee shall give each Participant holding an Option or Exercisable SAR to be terminated not less than seven days' notice before any such termination, and any Option or Exercisable SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options, Stock Appreciation Rights, or Restricted Stock Units vest, (ii) remove the restrictions from the outstanding Restricted Stock,
(iii) cause the delivery of any Performance Stock, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Stock, even if the Contract Date has not been reached and/or (v) cause the payment of any Dividend Equivalent Rights. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect the corporate transaction, provided that, in the case of ISOs, such change would not constitute a "modification" under section 424(h) of the Code unless the Participant consents to the change.

         (b) With respect to an outstanding Award held by a Participant who, following the corporate transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Committee may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or affiliate grant to the Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

     9. Amendment or Termination of the Plan

         (a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it and, except as provided in Section 3(d)(1), 7.1(a), and 8.4(a), the Plan Administrator may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below) -

             (1) no amendment may be made that would -

                 (A) change the class of employees eligible to participate in the Plan with respect to ISOs;

                 (B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or

                 (C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder;

             (2) no amendment may be made that would constitute a modification of the material terms of the "performance goal(s)" within the meaning of Treas. Reg. ss. 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired);

             (3) no amendment may be made that would require shareholder approval under an applicable law or exchange listing rule.

Notwithstanding the foregoing, no such suspension, termination, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant, unless such suspension, termination or amendment is necessary to comply with applicable law.

         (b) Manner of Shareholder Approval. The approval of shareholders must comply with all applicable provisions of the corporate charter and bylaws of the Company, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If the applicable state law does not prescribe a method and degree of shareholder approval in such cases, the approval of shareholders must be effected:

             (1) by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting);

             (2) by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

     10. Miscellaneous

     10.1 Documentation of Awards. Awards shall be evidenced by such written Award Agreements, if any, as may be prescribed by the Plan Administrator from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     10.2 Rights as a Stockholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a stockholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

     10.3 Conditions on Delivery of Shares. The Company shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange or market, until the Shares to be delivered have been listed or authorized to be listed on such exchange or market. If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     10.4 Registration and Listing of Shares. If the Company shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Company shall take such action at its own expense. If Shares are listed on any national securities exchange or market at the time any Shares are purchased hereunder, the Company shall make prompt application for the listing on such national securities exchange or market of such Shares, at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

     10.5 Compliance with Rule 16b-3 All elections and transactions under this Plan by individuals subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

     10.6 Tax Withholding

         (a) Obligation to Withhold. The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements including the withholding requirements of any jurisdiction outside the United States (the "Withholding Requirements"). In the case of an Award pursuant to which Shares may be delivered, the Plan Administrator may require that the Participant or other appropriate individual remit to the Company an amount sufficient to satisfy the Withholding Requirements, or make other arrangements satisfactory to the Plan Administrator with regard to such Withholding Requirements, before the delivery of any Shares.

         (b) Election to Withhold Shares. The Plan Administrator, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Company withhold Shares (or by returning previously acquired Shares to the Company); provided, however, that the Company may limit the number of Shares withheld to satisfy the Withholding Requirements to the extent necessary and if by so doing adverse accounting consequences will be avoided. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the "Determination Date"), rather than the date of grant). If Shares acquired by the exercise of an ISO are used to satisfy the Withholding Requirements, such Shares must have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code as of the Determination Date. The Plan Administrator shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

     10.7 Transferability of Awards. No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement. During a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or if the Participant becomes incapacitated, by the individual(s) legally appointed to act on the Participant's behalf).

     10.8 Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant's spouse, jointly, with right of survivorship.

     10.9 Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees and directors of other entities who are about to, or have, become employees or directors of the Company or an affiliate as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or the affiliate. The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent as the Plan Administrator may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to section 409A of the Code (if it previously was not subject to such Code section).

     10.10 Replacement of Outstanding Options. The Committee shall have the authority to cancel, at any time and from time to time, with the consent of the affected Participants, any or all outstanding Options under the Plan and to grant in substitution therefore, new Options under the Plan covering the same or a different number of Shares but having a per share purchase price not less than the greater of par value or 100 percent of the Fair Market Value of a Share on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Participant under the Plan of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Any new Option shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

     10.11 Employment/Service Rights. Neither the adoption of the Plan nor the grant of Awards will confer on any individual any right to continued employment by, or the provision of service to, the Company or any of its Related Corporations or affect in any way the right of any of the foregoing to terminate an employment or service relationship at any time.

     10.12 Indemnification of Board Committee and Management Committee. Without limiting any other rights of indemnification that they may have from the Company or any of its Related Corporations, the members of the Board, the members of the Committee, and the members of the Management Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit or proceeding, the Board, Committee or Management Committee member shall notify the Company in writing, giving the

Company an opportunity, at its own expense, to handle and defend the same before such Board, Committee or Management Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board, the Committee or the Management Committee greater rights than they would have under the Company's by-laws or Delaware law.

     10.13 Application of Funds. Any cash proceeds received by the Company from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Company. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury stock.

     10.14 Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of employees and directors under, the Plan and Awards granted hereunder.

         IN WITNESS WHEREOF, Pegasus Communications Corporation has caused this Plan to be duly executed this 18th day of August, 2005.



                                        PEGASUS COMMUNICATIONS CORPORATION

                                        By: /s/ Scott Blank
                                        Title: Senior Vice President